Exhibit 32.2

CERTIFICATION

OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nxt-ID, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Archer, Interim Chief Financial Officer of Nxt-ID, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021	By:	/s/ Mark Archer
Mark Archer
Interim Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)